                                                                    EXHIBIT 10.8
                                                                    ------------

 CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
     EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

                  CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                  --------------------------------------------
                               AVICI SYSTEMS INC.
                               ------------------
                          EMC MODULE SUPPLY AGREEMENT

THIS EMC MODULE SUPPLY AGREEMENT (the "Agreement") is made effective as of the - 5th day of May, 1999 (the "Effective Date") by and between Nortel Networks Inc. ("Nortel"), a Delaware corporation, having a place of business at 5555 Windward Parkway, Alpharetta, Georgia, 30201-3895, and Avici Systems Inc., a Delaware corporation, having a place of business at 101 Billerica Avenue, North Billerica, MA 01862 (hereinafter "Avici").

                              W I T N E S S E T H:

WHEREAS, Avici desires to have Nortel manufacture and assemble certain Products (as hereinafter defined) for use in Avici's Terabit Router (as described in the Technology License Agreement (as hereinafter defined)) pursuant to one or more Purchase Orders (as hereinafter defined) issued by Avici in accordance with this Agreement.

WHEREAS, Nortel desires to manufacture and assemble such Products for Avici hereunder;

NOW, THEREFORE, Avici and Nortel, in consideration of the mutual premises contained herein and for other good an valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

                            SECTION 1:  DEFINITIONS

Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth below:

     "ACTIVITY DESCRIPTION" shall mean Activity Description No. 98-017, EMC Module and Shelf Design Adaptation, entered into by the parties hereto, dated September 28, 1998, an addendum to the Assistance Agreement.

     "AFFILIATE" of Nortel shall mean, Nortel Networks Corporation, any entity of which Nortel directly or indirectly owns or controls at least 50% of the voting securities, and any entity of which Nortel Networks Corporation directly or indirectly either owns or controls at least 50% of the voting securities.

     "ASSISTANCE AGREEMENT" shall mean the Nortel-Avici Assistance Agreement entered into by the parties hereto, dated as of January 28, 1998.

     "DAYS" shall mean calendar days, unless otherwise specified, provided that if a deadline falls on a Saturday, Sunday, or holiday, it shall be extended until the following regular business day.

     "DELIVERY" shall mean Nortel's delivery of Products, FOB Nortel's North American manufacturing facility, distribution center or approved supplier.

     "DELIVERY DATE" shall mean the date of Delivery of Products.

     "ESCROW MATERIALS" shall mean the design documentation for tooling necessary to manufacture the OC-192 and X-Core Components of the Products described in Schedule C.001000 6, Section 3.2 and 3.3.

     "EVENTS OF RELEASE" shall mean the events listed in Section 16.2.

     "PRICE" shall mean the amount payable for Products or Services, exclusive of any commissions, bonds, levees, insurance, taxes, delivery charges and other similar amounts. All Prices and other amounts in this Agreement shall be construed to be in U.S. dollars ($U.S.).

     "PRODUCTS" shall mean any one of: (1) circuit pack EMC enclosure piece part sets: (II) EMC enclosure shelf assemblies (two (2) types); (III) backplace EMC gasket hardware kits; and (IV) assembly of the faceplate portion of circuit pack EMC enclosure piece part sets, to be delivered as a kit of parts, as such products are more fully described in the Activity Description, to be manufactured by Nortel pursuant to this Agreement. Delivery quantities will be defined by means of Purchase Orders issued under this Agreement.

     "PURCHASE ORDER" shall mean an order to purchase a specific quantity of a Product submitted by Avici and accepted by Nortel in accordance with this Agreement, which refers to the type and volume and timing of Products to be manufactured and purchased; price terms; schedule Delivery Dates (unless submitted on open Delivery terms); and "sold to," and "ship to" addresses. The terms of this Agreement take precedence over any preprinted terms on a Purchase Order acknowledgement, confirmation, or invoice and any inconsistent terms in a Purchase Order unless expressly accepted by Nortel.

     "SERVICES" shall mean the repair services described in Section 12.

     "SCHEDULE C.00100 6" shall mean Schedule C.00100 6 entered into by the parties hereto, dated as of September 30, 1998, a schedule to the Technology License and Agreement.

     "SPECIFICATIONS" shall mean the description of the Products, performance and test requirements, and in-process and final test criteria, attached hereto as Schedule A. Upon completion of the activity described in the Activity Description the parties shall amend the Specifications to conform to the results of such activity, to take effect as of the next manufacturing cycle of the Product after the date of such amendment. Any changes to the Specifications must be in writing and signed by authorized representatives of the parties hereto.

     "TECHNOLOGY LICENSE AND AGREEMENT" shall mean the Technology License and Agreement entered into by the parties hereto, dated as of January 29, 1998.

                           SECTION 2:  SCOPE OF WORK

2.1  SCOPE

     Nortel and Avici acknowledge and agree that this Agreement is an "EMC Supply Agreement" as defined in Schedule C.00100 6, Section 6, Grant B. Nortel agrees to perform for Avici the tasks and Services described hereafter, with respect to the Products described in this Agreement and according to the terms and conditions set forth herein, as modified from time to time by mutual agreement, in writing, signed by both parties, under the specific supervision of the technical coordinator by Avici.

2.2  MANUFACTURING OF PRODUCTS

     Nortel shall manufacture and shall coordinate with such of its Affiliates or subcontractors as necessary, and Avici shall order the manufacture of, Products by Nortel, in accordance with the terms and conditions of this Agreement. Nortel shall deliver to Avici's specified location only that quantity of Products specified in Avici's Purchase Orders at the Prices set forth herein. All applicable transportation and insurance costs incurred by Nortel in connection with the Delivery of the Products to Avici shall be for the account of Avici.

2.3  MANUFACTURING SCHEDULING

     Nortel shall coordinate the manufacturing scheduling and pre-process material planning with regard to the Products to be manufactured with all necessary Affiliates and subcontractors and shall manage the overall production plan and Deliveries thereunder in accordance with the Product forecasts provided by Avici in accordance with Section 4.3 and the Delivery Dates set forth in the Purchase Orders in accordance with Section 4.1.

2.4  QUALITY ASSURANCE

     Nortel shall build and inspect the Products in accordance with the Specifications. Inspection data will be maintained by Nortel for at least two (2) years from the date of such inspection and will be available for inspection by Avici during normal business hours upon reasonable notice.

2.5  REPAIRS
     Nortel shall manage the Product repair process in accordance with Section 12 of this Agreement.

2.6  TOOLING

     Avici grants to Nortel a license to use or have used, and Avici shall deliver to Nortel, the Specific EMC Tooling (as defined in Schedule C.00100 6, Section 3.3(b)) without charge, to manufacture Products.

                     SECTION 3:  PRICING AND PAYMENT TERMS

3.1  PRICING OF PRODUCTS AND SERVICES

     Prices for each Product and Service to be paid by Avici for Services performed and Product(s) delivered under this Agreement are as follows:

     (i) Schedule B contains a Price schedule for Products for the initial term of this Agreement. [CONFIDENTIAL TREATMENT REQUESTED]/*/ Days prior to the close of the first term, at Avici's option in accordance with Section 15, the parties shall enter into good faith negotiation with the intent to reach agreement on second term pricing in accordance with Schedule C.00100 6, Section 6, Grant B, paragraph
           (d).

     (ii) Subject to any non-renewal notice provided pursuant to section 15.1, thereafter, for each subsequent term, [CONFIDENTIAL TREATMENT REQUESTED]/*/ Days prior to the close of the previous term, the parties shall enter into good faith negotiations for subsequent-term pricing.

     (iii) Such price negotiation opportunities shall not apply to the intellectual property rights buy-out prices set out in Schedule C.00100 6.

     (iv) Subsequent term pricing changes, if any, shall not be effective until set out in writing, signed by both parties, and attached to this Agreement as an amendment to Schedule B.

3.2  PAYMENT

     Payment terms are as follows:

     (i) Net [CONFIDENTIAL TREATMENT REQUESTED]/*/ Days from the date of Nortel's Invoice to Avici;

     (ii)  Intentionally deleted;


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/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN
OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

     (iii) Avici shall pay Nortel in accordance with the above payment terms the full amount due under each invoice, less amounts for shortages and/or non-conforming Products or Services;

     (iv) If Avici fails to pay any amount when due, Avici shall pay a late payment charge equal to one percent (1%) per month (twelve (12%) per annum) or the maximum rate permitted by applicable law, whichever is lesser, calculated daily from the due date, on such unpaid amounts, together with all costs and expenses, including reasonable attorney's fees, incurred by Nortel in collecting such overdue amounts;

     (v)   If Avici disputes any invoice rendered, Avici shall so notify
           Nortel and the parties will use their best efforts to resolve such dispute expeditiously. Provided that Avici so notifies Nortel of a disputed invoice and there is a good-faith basis for such dispute, the time for paying the portion of the invoice in dispute shall be extended by a period of time equal to the time between Nortel's receipt of such notice from Avici and [CONFIDENTIAL TREATMENT REQUESTED]/*/ Days after resolution of such dispute. Avici shall pay for nondisputed items in accordance with the terms of this Agreement.

     (vi)  All payments hereunder shall be made in U.S. dollars ($U.S.).

3.3  INVOICING

     Nortel may invoice for Products upon Delivery of such Products or completion of Services, as applicable, pursuant to Purchase Orders. Invoices shall be dated no earlier than the Delivery Date for such Products and shall identify and show separately quantities of Products, unit prices, total amount for each item, applicable sales or use taxes, discounts where applicable, estimated shipping charges, if applicable, and total amount due.

3.4  TAXES

     Avici shall be responsible for sales, use, or custom taxes or duties resulting from the manufacture and sale or Delivery of Products in accordance with the Purchase Orders. Avici shall provide tax exemption numbers, if applicable, for such purchases.

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/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN
OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

                          SECTION 4:  PURCHASE ORDERS

4.1  PURCHASE ORDERS

     Subject to its buy-out rights as set out in Schedule C.00100 6, Avici will provide to Nortel Purchase Order(s) on a quarterly basis for the following quarter, no later than [CONFIDENTIAL TREATMENT REQUESTED]/*/ Days prior to the commencement of Delivery for such quarter, unless otherwise agreed by the parties, in accordance with the forecast to be provided by Avici to Nortel in accordance with Section 4.3. During the initial 18-month term of the Agreement, and notwithstanding Section 5, Avici shall purchase no less than [CONFIDENTIAL TREATMENT REQUESTED]/*/ circuit pack EMC enclosure piece part sets.

     4.1.1 In the event the Agreement is extended for a second 18-month term, Avici shall, during such second term, notwithstanding Section 5, purchase no less than [CONFIDENTIAL TREATMENT REQUESTED]/*/ circuit pack EMC enclosure piece part sets.

     4.1.2 In the event of a conflict between the terms and conditions of a Purchase Order and terms and conditions of this Agreement, this Agreement shall govern unless otherwise mutually agreed.

     4.1.3 All Purchase Orders submitted by Avici to Nortel pursuant to this Agreement shall reference this Agreement.

     4.1.4 The parties acknowledge and agree that the units of circuit pack EMC enclosure piece part sets purchased by Avici from Nortel pursuant to Avici Purchase Order No. 981492, dated April 1, 1999, shall be credited towards the [CONFIDENTIAL TREATMENT REQUESTED]/*/ unit minimum purchase amount described in the opening paragraph of this Section 4.1, and that Nortel shall credit the aggregate difference between the price for the circuit pack EMC enclosure piece part sets purchased pursuant to Purchase Order No. 981492 and the Price for circuit pack EMC enclosure piece part sets against payments owned by Avici in respect of circuit pack EMC enclosure piece part sets purchased hereunder.


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/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN
OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

4.2  ACCEPTANCE OF PURCHASE ORDERS

     Nortel shall accept all Purchase Orders conforming to the requirements of this Agreement delivered via facsimile (and confirmed by telephone conversation) to the address and addressee of Nortel set forth in Section
     17.6. Any Purchase Order not rejected within [CONFIDENTIAL TREATMENT REQUESTED]/*/ business days of receipt by Nortel shall be deemed accepted. Failure by Nortel to accept a conforming Purchase Order shall be considered a material breach of this Agreement, provided Avici is not in material breach thereof.

     4.2.1 Nortel will maintain raw material inventory in stock and tooling on hand sufficient to meet Avici orders and requirements.

     4.2.2 Notwithstanding any provision in this Agreement to the contrary, Nortel's supply of Products shall be limited to the capability, tool life and/or quantity of the tools provided to Nortel by Avici pursuant to Section 2.5.

     4.2.3 Avici will reimburse Nortel [CONFIDENTIAL TREATMENT REQUESTED]/*/ percent ([CONFIDENTIAL TREATMENT REQUESTED]/*/%) of the cost of finished goods inventory per month maintained by Nortel at Avici's request.

4.3  PRODUCT FORECASTS

     Avici shall provide Nortel with written 12-month forecasts by calendar quarter of all Purchase Orders in respect of Products Avici expects to place on Nortel, not later than [CONFIDENTIAL TREATMENT REQUESTED]/*/ months prior to the 12-month period covered thereby. Avici shall update such forecasts every [CONFIDENTIAL TREATMENT REQUESTED]/*/ months and report to Nortel any significant changes in the forecasts. Such forecasts shall not be binding purchase obligations upon Avici. Firm purchase and sale commitments shall be made through Purchase Orders issued by Avici and accepted by Nortel.

              SECTION 5: PURCHASE ORDER RESCHEDULING/CANCELLATIONS

5.1  RESCHEDULING

     5.1.1 Avici may, by written notice received by Nortel [CONFIDENTIAL TREATMENT REQUESTED]/*/ Days, or less, prior to the Delivery Date, at no charge, reschedule the Delivery of ordered Products, provided that such rescheduled Delivery Date shall not be later than [CONFIDENTIAL TREATMENT REQUESTED]/*/ Days from the original Delivery Date, and provided such rescheduled Delivery

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/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN
OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

            Date shall not exceed the then current term of this Agreement. The Delivery Date for a particular Purchase Order may only be rescheduled once pursuant to this Section 5.1.1.

     5.1.2 Subsequent rescheduling [CONFIDENTIAL TREATMENT REQUESTED]/*/ Days, or less, prior to the Delivery Date will be subject to an additional fee of [CONFIDENTIAL TREATMENT REQUESTED]/*/ percent ([CONFIDENTIAL TREATMENT REQUESTED]/*/%) of Nortel's Product Price.

     5.1.3 Purchase orders may be rescheduled greater than [CONFIDENTIAL TREATMENT REQUESTED]/*/ days but less than [CONFIDENTIAL TREATMENT REQUESTED]/*/ days prior to the Delivery Date at no charge, provided the rescheduled Delivery Date shall not be later than [CONFIDENTIAL TREATMENT REQUESTED]/*/ Days from the original Delivery Date.

     5.1.4 Purchase Orders may be re-scheduled more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ Days prior to the Delivery Date at no charge, provided such rescheduled Delivery Date shall not exceed the then current term of this Agreement.

     5.1.5 There shall be no rescheduling charge applied to expedited deliveries.

5.2  CANCELLATION CHARGES

     5.2.1 Avici may cancel all or a portion of a Purchase Order already accepted by Nortel by providing Nortel with a written notice of cancellation and by paying to Nortel a fee equal to:

     [CONFIDENTIAL TREATMENT REQUESTED]/*/

     [CONFIDENTIAL TREATMENT REQUESTED]/*/


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/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN
OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

     [CONFIDENTIAL TREATMENT REQUESTED]/*/

     5.2.2  In no event shall the cancellation charges set forth in this Section
            5.2 exceed [CONFIDENTIAL TREATMENT REQUESTED]/*/.

     5.2.3 Nortel will provide Avici with documentation adequate to support its claim for cancellation charges. Components and completed work and work-in-process that are paid for by Avici pursuant to such cancellation charges shall be Avici's property subject to the terms herein and shall be held or Delivered to Avici as Avici may reasonably request. Notwithstanding the foregoing, Avici shall have no obligation to pay cancellation charges if the cancellation is occasioned by the failure of Nortel to perform its material obligations under this Agreement unless Nortel's failure is the result of Avici's failure to perform its material obligations hereunder.

5.3 Notwithstanding any provision in this Agreement or Avici Purchase Order No. 981492, dated April 1, 1999, to the contrary, Avici covenants and agrees that Avici may not cancel or reschedule (unless mutually agreed) all or any part of Avici Purchase Order No. 981492, dated April 1, 1999, for any reason.

                      SECTION 6:  SHIPPING/DELIVERY/TITLE

6.1  FOB TERMS

     All Deliveries of Products covered under this Agreement shall be made FOB Nortel's North American manufacturing facility, distribution center or approved supplier, freight collect. Such Delivery shall constitute delivery to Avici. As of the moment a Product is delivered to Avici, Avici accepts all risk of loss, mishandling, breakage, and other damages relating thereto. Avici shall use is best efforts to specify the carrier at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ business Days prior to the Delivery Date and shall be responsible for paying such carrier.

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/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN
OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

     In the event Avici does not so specify the carrier, Nortel shall select a carrier and Deliver the Products as described above, in a reasonably economical manner, freight prepaid by Nortel and charged to Avici in the applicable invoice. If Products are designated for export, Avici is responsible for assuring compliance with applicable export laws, and Avici will provide Nortel with instructions for the handling of such export shipments and shall reimburse Nortel for all costs associated therewith.

6.2  SHIPPING

     Intentionally deleted.

6.3  PACKING

     All products shipped hereunder shall be packed by Nortel, at no additional charge to Avici, in containers adequate to prevent damage during shipping, handling and storage.

6.4  DELIVERY IN INSTALLMENTS

     Nortel may fill a Purchase Order in installments, but only in mutually agreeable partial quantities and at mutually agreeable intervals. Nortel may not ship incomplete Products at any time, unless pre-approved by Avici.

6.5  TITLE

     Title to Products will pass to Avici upon Delivery. Avici grants to Nortel a first priority security interest in the Products. Nortel may perfect such interest, and Avici shall assist Nortel, as reasonably necessary, to do so. Nortel may retain such interest until Avici has paid Nortel in full for the Products. Prior to payment in full for such Products, Avici shall not cause or permit the Products, or any portion thereof, to be sold, leased or subjected to a lien or other encumbrance. Nothing contained in this Section 6.5 shall be construed so as to vary the provisions contained in the Activity Description or Schedule C.00100 6, as applicable, related to ownership and licensing of, or other obligations related to, the intellectual property, and rights therein, incorporated into Products.

6.6  LATE DELIVERY

     (a) Nortel shall Deliver the Products and perform Services ordered by Avici by the Delivery Date mutually agreed to by the parties. All scheduled Delivery Dates of Products or performance of Services are firm, and time shall be of the essence.

     (b) Nortel's Delivery obligations pursuant to Section 6 are subject to the condition that the Delivery Dates specified in Purchase Orders shall comply with minimum [CONFIDENTIAL TREATMENT REQUESTED]/*/ Days lead time, unless Nortel expressly agrees to shorter intervals.

     (c) Unless otherwise instructed by Avici, Nortel shall for all Purchase Orders placed hereunder: (i) ship complete orders, (ii) ship to the location designated in the Purchase Order; (iii) ensure that all subordinate documents bear Avici's Purchase Order Number; (iv) enclose a packing memorandum; (v) mark Avici's Purchase Order number on all packages and shipping papers; and (vi) not Deliver earlier than [CONFIDENTIAL TREATMENT REQUESTED]/*/ Days before the Delivery Dates specified in the applicable Purchase Order unless otherwise mutually agreed.

     (d) Nortel shall immediately notify Avici of any anticipated late Deliveries and any impending plant or facility shutdowns for any reason, including vacation, tool repair, labor difficulties or governmental order, which may adversely impact the scheduled Delivery Dates. In the event that Nortel is delinquent on delivering a Product to Avici for reasons other than those attributable to Avici or in accordance with Section 17.11, Nortel shall deliver such Product to Avici in the most expeditious manner possible and the payment of premium transportation cots associated with the shipment of the Product shall be at Nortel's expense.

     (e) The rights and obligations of the parties under this Section 6.6 shall not apply to the extent that any delay in delivering a Product is caused by a relevant delay in performance by Avici of its obligations under this Agreement.

                              SECTION 7:  QUALITY
7.1  QUALITY ASSURANCE

     Prior to first production start, Nortel and Avici shall engage in good faith negotiations to develop a mutually satisfactory quality plan, which plan shall include failure root cause analysis and a corrective action plan which meets the requirements of ISO 9001 or 9002, whichever is applicable. This plan shall be set out in a separate document.

     Nortel agrees that all Deliveries of Products shall be verified for compliance with the Specifications for each Product(s).


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/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN
OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

     Further, the parties agree that regular quality reviews will be held no less frequently than on a quarterly basis at such time and place as mutually agreed to by the parties. Reasons for such meetings may include, but shall not be limited to:

     (a)  Review of quality acceptance criteria;

     (b)  Quality performance and receiving inspection results;

     (c)  Corrective action results/change control; and

     (d)  Field problem reviews and regulatory impacts.

     In addition, Nortel will:

     (a) Respond in a timely manner to Avici's quality related corrective action requests as a result of non-conformance to the quality plan;

     (b) Allow inspections of Nortel Product manufacturing facilities and periodic quality audits by Avici to determine Product conformance to quality criteria described in the Specifications; and

     (c) Manufacture Products in compliance with applicable Specifications.

7.2  INSPECTION AND ACCEPTANCE

     Avici shall notify Nortel in writing of particular deficiencies in Products that do not conform to the Specifications that Avici has knowledge of, from time to time. Products will be deemed accepted by Avici if a notice of deficiency is not received by Nortel via facsimile (and confirmed by telephone conversation) to the address and addressee of Nortel set forth in
     Section 17.6 within [CONFIDENTIAL TREATMENT REQUESTED]/*/ days after Delivery of the Products. Such unaccepted non-conforming Products shall be returned to Nortel at Nortel's expense for repair or replacement, at Nortel's option and expense, as soon as commercially possible but no later than thirty (30) Days after receipt of such non-conforming Product. Nortel's responsibility for deficiencies discovered after the close of the [CONFIDENTIAL TREATMENT REQUESTED]/*/day inspection period, but prior to the close of the warranty period as set out in Section 11, shall be as provided for under the warranty provisions of this Agreement.

7.3  MANUFACTURING PLANT INSPECTION

     Nortel will allow Avici into its facility manufacturing Products pursuant to this Agreement, at which any of the Products may be inspected upon reasonable prior written notice as long as any such inspection will not unduly interfere with Nortel's operations. Avici and its employees shall comply with all Nortel rules and procedures when in or on Nortel's premises.

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/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN
OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

                                   SECTION 8:
     Intentionally deleted.

                    SECTION 9:  QUARTERLY OPERATIONS REVIEWS
9.1   Reviews

      Avici and Nortel will review quarterly the performance of each party hereunder. Such review shall include items such as Product Delivery, Product forecasts, Product performance, quality and cost.

                       SECTION 10: Intentionally deleted.

                             SECTION 11:  WARRANTY
11.1  NORTEL'S WARRANTY

      Nortel warrants that the Products manufactured hereunder, under normal use and service, will be free from defects in material and workmanship, and will perform substantially in accordance with the applicable Specifications, for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ from Delivery (the "Warranty Period"); provided, however, that Nortel shall have no liability for any defects as a result of design or Specification flaws. This warranty shall not apply to items normally consumed in operation, such as lamps and fuses. Nortel's sole obligation and Avici's exclusive remedy under this warranty is limited to the replacement or repair, at Nortel's option and expense, of the defective Products. Replacement Products may be new or reconditioned to perform as new at Nortel's option. The foregoing warranty does not apply: (i) if the defect arises from mishandling; abuse; improper storage; improper performance of installation, other service or maintenance other than by Nortel; misuse (including, without limitation, any use of the Product beyond the environmental parameters set forth in the applicable Specifications); damage by fire, explosion, power failure, power surge or other power irregularity (beyond such parameters which are set forth in the applicable Specifications); or (ii) if any repair or


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OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH
OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

      modification (or attempted repair or modification) of the Product is made other than by Nortel unless that repair or modification (or attempted repair or modification) of the Product made by any party other than Nortel has been specifically authorized in writing by Nortel. In the event a repair is required as a result of (i) or (ii) above, Nortel will repair the Product and Avici will pay to Nortel expenses incurred by Nortel in connection therewith, in accordance with Nortel's then current standard rates therefor. Turnaround time for warranty repair or replacement shall be no greater than [CONFIDENTIAL TREATMENT REQUESTED]/*/ Days. Repair or replacement Products furnished by Nortel during the Warranty Period shall be warranted for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ Days or the remainder of the original Warranty Period, whichever is longer. The aforementioned warranties shall inure to Avici, its successors and assigns. Nortel warrants that the Products delivered to Avici are free and clear of all liens and encumbrances. Notwithstanding the foregoing, the warranty applicable to components supplied to Nortel by a third party and forming a part of a Product shall be the warranty provided by such third party supplier.

11.2  Y2K WARRANTIES

      Nortel warrants that any software or systems of Nortel used by Nortel in the supply of Products shall: (i) process date and time related data without causing processing interruptions, abnormal terminations, or changes in performance characteristics; and (ii) shall process and manipulate all date and time related functions correctly.

11.3  NORTEL'S DUTIES

      Nortel shall maintain such inspection logs for Products Delivered as Nortel would create in the normal course, for a period of twenty-four (24) months after such inspection and shall make such information available to Avici on request. In the event Avici root cause analysis of field failures of its Terabit Router reasonably indicate that non-conformance of Products to the Specifications and/or defects in material and workmanship are the cause of the failures, Nortel shall provide reasonable assistance to Avici in performing root cause analysis of such Products and make such information available to Avici on request.

11.4  CONFORMING PRODUCTS

      For Products that are returned to Nortel by Avici for repair or replacement pursuant to Section 11.1 and are found by Nortel to conform to the applicable Specifications, Avici shall pay Nortel for all costs it has incurred in connection with the handling and testing of the Products as well as shipping charges and duties.

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OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH
OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

11.5  DISCLAIMER

      THE FOREGOING WARRANTIES AND REMEDIES CONSTITUTE THE ONLY WARRANTIES, GUARANTEES OR CONDITIONS WITH RESPECT TO PRODUCTS AND SERVICES AND ARE AVICI'S EXCLUSIVE REMEDIES IN THE EVENT SUCH WARRANTIES ARE BREACHED. SUCH WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, GUARANTEES OR CONDITIONS, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY WITH RESPECT TO ANY OTHER SERVICES PROVIDED BY NORTEL HEREUNDER OR OTHERWISE, AND ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. NORTEL SHALL NOT BE RESOPNSIBILE FOR ANY WARRANTY OFFERED BY AVICI TO ANY CUSTOMER(S) OF AVICI. IN NO EVENT SHAL NORTEL BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES RELATING TO BREACH OF WARRANTY.

                              SECTION 12:  REPAIRS

12.1  Nortel agrees to provide repair Services during the period described in
      Section 12.4 for the Products it manufactures. Repair Services for items supplied to Nortel by third parties will be subject to any agreement between Nortel and such third party.

12.2  REPAIRS UNDER WARRANTY

      Nortel is responsible for the cost of repairs, including return shipment costs from Nortel to Avici, in respect of Product repair pursuant to
      Section 11.1. Avici shall be responsible for shipment costs to Nortel from Avici for such Products.

12.3  REPAIRS OUT OF WARRANTY

      The Price to Avici for out-of-warranty repairs shall be at Nortel's standard rate therefor at such time. Turnaround time for such repairs shall be [CONFIDENTIAL TREATMENT REQUESTED]/*/ Days. Invoices for out-of-warranty repairs shall be paid by Avici within [CONFIDENTIAL TREATMENT REQUESTED]/*/ Days of the date of invoice for the cost of such repairs.




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OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH
OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

12.4  TIME LIMITATIONS

      Nortel must retain repair capabilities for each Product for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ years from the date such Product was last manufactured by Nortel, provided, in the event Avici transfers the manufacture of such Product to a third party, to the extent permitted in Schedule C.00100 6, the obligation imposed upon Nortel in this Section shall terminate as of such date.

12.5  OUT-OF-WARRANTY REPLACEMENTS

      During the period described in Section 12.4, in the event that any Product is beyond repair, it shall, at Avici's option, be returned to Avici as is at Avici's expense. If, during the period described in Section 12.4, the Warranty Period for such Product has expired and, in such case, should Avici request a replacement Product, the applicable price for such replacement will be the full cost of the Product, plus all transportation costs, at such time.

12.6  PRODUCT RETURNS

      Avici shall be responsible for the return of the Products to Nortel, subject to Section 12.2, replaced under Section 12.5. In the event that Nortel ships a replacement Product pursuant to Section 12.5 prior to receiving the Product being returned, Nortel must receive the returned Product within [CONFIDENTIAL TREATMENT REQUESTED]/*/ Days of shipping the replacement. If Nortel has not received the returned Product within such [CONFIDENTIAL TREATMENT REQUESTED]/*/ Days, Nortel shall be entitled to invoice Avici for the returned Product.

                      SECTION 13:  LIMITATION OF LIABILITY
13.1  EXCLUSION OF CERTAIN DAMAGES

      WITH THE EXCEPTION OF VIOLATIONS OF SECTION 14 BELOW, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, LOSS OF PROFITS, LOSS OF USE, OR DATA OR INTERRUPTION OF BUSINSES, WHETHER SUCH ALLEGED DAMAGES ARE LABELED IN TORT, CONTRACT, OR INDEMNITY, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. WITH THE EXCEPTION OF VIOLATIONS OF SECTION 14 BELOW, IN NO EVENT SHAL NORTEL BE LIABLE FOR DAMAGES FOR ANY CAUSE WHATSOEVER, INCLUDING BUT NOT LIMITED TO BREACH OF CONTRACT (INCLUDING FUNDAMENTAL BREACH), TORT (INCLUDING NEGLIGENCE), INDEMNITY OR OTHERWISE, IN AN AMOUNT IN EXCESS OF, IN THE AGGREGATE, THE PAYMENTS RECEIVED BY NORTEL FROM AVICI PURSUANT TO THIS AGREEMENT TO THE DATE OF SUCH LIABILITY, OR ONE HUNDRED THOUSAND DOLLARS (US $100,000.00), WHICHEVER IS GREATER.

      WITH THE EXCEPTION OF VIOLATIONS OF SECTION 14 BELOW, IN NO EVENT SHALL AVICI BE LIABLE FOR DAMAGES FOR ANY CAUSE WHATSOEVER, INCLUDING BUT NOT LIMITED TO BREACH OF CONTRACT (INCLUDING FUNDAMENTAL BREACH), TORT (INCLUDING NEGLIGENCE),



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OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH
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PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933,
AS AMENDED.

      INDEMNITY OR OTHERWISE, IN AN AMOUNT IN EXCESS OF, IN THE AGGREGATE, THE PAYMENTS RECEIVED BY NORTEL FROM AVICI PURSUANT TO THIS AGREEMENT TO THE DATE OF SUCH LIABILITY, OR [CONFIDENTIAL TREATMENT REQUESTED]/*/ DOLLARS (US $[CONFIDENTIAL TREATMENT REQUESTED]/*/ ), WHICHEVER IS GREATER.

      WITH THE EXCEPTION OF VIOLATIONS OF SECTION 14 BELOW, IN NO EVENT SHALL AVICI BE LIABLE FOR DAMAGES FOR ANY CAUSE WHATSOEVER, INCLUDING BUT NOT LIMITED TO BREACH OF CONTRACT (INCLUDING FUNDAMENTAL BREACH), TORT (INCLUDING NEGLIGENCE), INDEMNITY OR OTHERWISE, IN AN AMOUNT IN EXCESS OF, IN THE AGGREGATE, THE PAYMENTS OWED TO NORTEL BY AVICI PURSUANT TO THIS AGREEMENT TO THE DATE OF SUCH LIABILITY, OR [CONFIDENTIAL TREATMENT REQUESTED]/*/ DOLLARS (US $[CONFIDENTIAL TREATMENT REQUESTED]/*/), WHICHEVER IS GREATER.

                       SECTION 14:  INTELLECTUAL PROPERTY
                     RIGHTS AND CONFIDENTIALITY PROVISIONS

14.1 The rights and obligations of Nortel and Avici related to the Products and Services shall be subject to Schedule C.00100 6, Section 6, Grant B and C, as applicable.

14.2 All technical information, specifications, drawings, documentation and "know-how" of every kind and description whatsoever disclosed in writing and identified as confidential by either party to the other under this Agreement (the "Information"), except insofar as it may be in the public domain or be established to have been independently developed and so documented by the other party or obtained by any person not in breach of any confidentiality obligations to the disclosing party, is the exclusive property of the disclosing party. The recipient party, except as specifically authorized in writing by the disclosing party, or as permitted hereunder, shall treat and protect the Information as confidential, shall not reproduce the Information except to the extent reasonably required for the performance of this Agreement, shall not divulge the Information in whole or in part to any third parties (except for, in the case of Nortel, Nortel Affiliates, subcontractors

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OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH
OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

      and suppliers), and shall use the Information only for purposes necessary for the performance of this Agreement or as may be required for the use of the Products and/or Services provided hereunder. This obligation shall survive the termination of this Agreement for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ years. Each party shall disclose the Information only to those of its employees or agents (including, in the case of Nortel, those of its Affiliates, subcontractors and suppliers) who shall have a "need-to-know" the Information for the purposes described herein after first making such employees or agents aware of the confidentiality obligations set forth above.

                       SECTION 15:  TERM AND TERMINATION
15.1  TERM

      This Agreement shall become effective on the Effective Date and shall remain in effect for a period of eighteen (18) months, at the conclusion of which, at Avici's option, subject to agreement by the parties with regard to second term pricing and provided Avici does not exercise buy-out options pursuant to Schedule C.00100 6, the Agreement may be renewed for a second 18-month term. Subject to Section 15.2, the Agreement shall be self-renewing thereafter for successive one (1) year renewal periods unless either party notifies the other in writing of its intent to not renew the Agreement and such notice is received at least ninety (90) Days prior to the end of the then current term, all such period(s) being referred to herein as "term," unless and until terminated in accordance with this Agreement.

15.2  TERMINATION OF AGREEMENT

      (a) This Agreement may not be terminated by either party earlier than eighteen (18) months after the Effective Date, other than for material breach as set out in (b) below.

      (b) This Agreement may be terminated at any time upon the occurrence of any one or more of the following events of default:

           (i) By either party if the other party defaults in the performance of any material requirement or obligation under this Agreement, and such default is not cured within (a) in the case of an issue requiring initiation of a new production cycle to cure such default, forty-five (45) Days after written


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OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH
OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

                 notice of such default is sent to such party or (b) in the case of any other issue, thirty (30) Days after written notice of such default is sent to such party (in either (a) or (b), the "Cure Period"). This Agreement shall not, however, terminate if the other party has cured the breach prior to the expiration of the Cure Period or, if such breach cannot be cured within such Cure Period, the other party has initiated actions to cure such breach within such Cure Period, and thereafter cures such breach as soon as reasonably practicable;

          (ii) By either party if the other party defaults in the performance of any material requirement or obligation under Schedule
                 C.00100 6, and such default is not cured within forty-five (45) days after written notice of such default is sent to such party;

          (iii) By Nortel if Avici fails to make (in full) any payment required by this Agreement to Nortel on the date due, and fails to cure such default within forty-five (45) Days after written notice of such default is sent to Avici; or

          (iv) By either party if the other party ceases to do business, makes a composition or assignment for the benefit of its creditors, makes a general arrangement with its creditors concerning any extension or forgiveness of any of its secured debt, becomes bankrupt or insolvent, suffers or seeks the appointment of a receiver to the whole or any material part of its business, takes any action to liquidate or wind up the whole or any material part of its business, is found subject to any provisions of any bankruptcy code concerning involuntary bankruptcy or similar proceeding, or suffers a material adverse change in its financial position such that payments hereunder may be affected or delayed by a creditor or administrator of the business of the other party.

      (c)  Either party may terminate this Agreement for convenience on a ninety
           (90)-Day prior written notice to the other party. In the event Avici so terminates for convenience, Avici shall reimburse Nortel for the actual costs incurred in connection with the Agreement work to the date of such termination. The amount of such actual costs shall be comprised of [CONFIDENTIAL TREATMENT REQUESTED]/*/


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OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH
OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

           [CONFIDENTIAL TREATMENT REQUESTED]/*/

      (d) Termination for convenience by Avici, or termination by Nortel pursuant to (b) above, during the first term is subject to reimbursement by Avici of Nortel's $[CONFIDENTIAL TREATMENT REQUESTED]/*/ unrecovered sunk costs in respect of the Activity Description less $[CONFIDENTIAL TREATMENT REQUESTED]/*/ per circuit pack EMC enclosure piece part set Delivered to date. Termination for convenience by Avici, or termination by Nortel pursuant to (b) above during the second term is subject to reimbursement by Avici of Nortel's $[CONFIDENTIAL TREATMENT REQUESTED]/*/ unrecovered sunk costs in respect of the Activity Description less $[CONFIDENTIAL TREATMENT REQUESTED]/*/ per circuit pack EMC enclosure piece part set Delivered to date during such second term.

      (e) Termination for convenience by Nortel during the first term will result in Nortel's forfeiture of any remaining portion of such $[CONFIDENTIAL TREATMENT REQUESTED]/*/ sunk costs. Termination for convenience by Nortel during the second term will result in Nortel's forfeiture of any remaining portion of such $[CONFIDENTIAL TREATMENT REQUESTED]/*/ sunk costs.

      (f) In the event of failure to reach agreement after good faith negotiations with regard to subsequent-term pricing at the conclusion of a given term, the Agreement terminates as of the end of the then-current term.

      (g) In addition, in the event Nortel terminates for convenience, Avici shall have the right within ninety (90) Days of receipt of such notice to

           (i) place a Purchase Order(s) for Products which Avici shall deem necessary for support of its own products for three (3) months. The number of units ordered under this subsection shall not be greater than the monthly average of units ordered during the six (6) months prior to Avici's receipt of notice of termination. The Delivery of such Products shall be in accordance with Section 4.1 above, but no later than ninety
                 (90) Days of the date of such termination; and

           (ii) at Nortel's discretion, Nortel will I) provide on-going supply of re-used parts or make available information necessary for Avici to permit the fabrication of the tools to fabricate the necessary part or II) Avici shall have access to the Escrowed Materials in accordance with Section 16.


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OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH
OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

     (h) In the event the Agreement is not renewed for a second eighteen (18) month term for any reason (other than termination of convenience by Nortel), Avici shall pay Nortel $[CONFIDENTIAL TREATMENT REQUESTED]/*/ in respect of Nortel's unrecovered sunk costs and (g)(ii) shall apply.

15.3  PAYMENT OBLIGATIONS

     No termination or expiry of this Agreement shall release Avici from any obligation to pay Nortel any amount that has accrued or become payable at or prior to the date of termination or expiry.

                  SECTION 16:  ESCROW AND MANUFACTURING RIGHTS

16.1  Escrow

     Nortel shall deposit the Escrow Materials for the Products with an escrow agent to be mutually agreed upon by the parties. The Escrow Materials shall be in machine-readable or hard copy form, as appropriate, suitable for reproduction and use by Avici. During this term of this Agreement, Nortel shall keep the Escrow Materials current by promptly depositing updates that correspond to any Escrow Materials.

16.2  EVENTS OF RELEASE
     Events of Release are as follows:
     (a) A material breach of this Agreement by Nortel, including, without limitation, a consistent and material failure or refusal, or an intentional refusal at any time when Avici is not in material breach of this Agreement, to provide Products as required pursuant to this Agreement for any reasons within control of Nortel, where such failure or refusal has been the subject of a notice in writing to Nortel that its continued failure or refusal would cause Avici to invoke its rights under this Section 16 forty-five (45) Days after the receipt by Nortel of such notice;
     (b) An intentional refusal to accept a conforming Purchase Order from Avici, where such refusal has been the subject of a notice in writing to Nortel that its continued refusal



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PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933,
AS AMENDED.

          would cause Avici to invoke its rights under this Section 16 forty-five (45) Days after the recipient by Nortel of such notice of breach under Section 15.2(i)(a), or thirty (30) Days after the receipt by Nortel of such notice of breach under Section 15.2(i)(b);
     (c) Nortel makes an assignment, or enters into an arrangement with or for the general benefit of its creditors, or files a notice of intention to make a proposal under any applicable bankruptcy or other similar laws, is subject to the appointment of a trustee, custodian, receiver, or receiver manager of itself or of any substantial part of its assets, or otherwise ceases to carry on normal business operation.

16.3   RELEASE

16.3.1 If Avici reasonably believes that an Event of Release has occurred, and wishes to have the Escrow Materials released, it shall provide written notice of the occurrence of an Event of Release to the escrow agent. Upon receipt of such notice, the escrow agent shall release the Escrow Materials to Avici, and provide notice of such release to Nortel. If Nortel wishes to dispute the occurrence of an Event of Release, it shall provide written notice of its objection to Avici within thirty (30) Days of the date or receipt of the escrow agent's notice.

16.4  LICENSE
     (a)  The use of Escrow Materials shall be subject to Schedule C.00100 6,
          Section 6, Grant C.

16.5  LIQUIDATED DAMAGES

     In the event Avici obtains release of the Escrow Materials and it is subsequently proven by Nortel that an Event of Release did not occur: (I) Avici shall pay to Nortel an amount equal to $[CONFIDENTIAL TREATMENT REQUESTED]/*/ (and an additional amount for Nortel's reasonable attorney's fees), which amount represents Nortel's liquidated damages resulting from such action by Avici; (II) Avici shall forthwith return all Escrow Materials to the escrow agent, or destroy all such Escrow Materials and certify to Nortel that all such Escrow Materials have been destroyed; and
     (III) the license granted by Nortel to Avici pursuant to Section 16.4 shall terminate immediately.


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OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

                              SECTION 17:  GENERAL

17.1   Severability

     In the event that any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless such provision materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining portion herein, and that the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

17.2   SURVIVAL

     Notwithstanding any termination or expiry of this Agreement, the provisions of Sections 1 (Definitions). 3 (Pricing and Payment Terms), 5 (Purchase Order Rescheduling/Cancellation), 6.5 (Title), 11 (Warranty), 12 (Repairs), 13 (Limitation of Liability), 14 (Intellectual Property Rights and Confidentiality Provisions), 15 (Term and Termination) and all consequent rights, obligations and liabilities shall survive the termination or the expiry of this Agreement.

17.3  ASSIGNMENT

     Neither party shall assign its rights or delegates its duties under this Agreement without the prior written consent of the other, provided that Avici may assign all of its rights hereunder as part of a sale of substantially all of the assets of Avici and Nortel may assign all of its obligations hereunder as part of a sale of substantially all of the assets of Nortel or its Affiliates used in fulfilling such obligations, subject to the terms hereof. Notwithstanding the foregoing, Nortel shall have the right to delegate or assign this Agreement to any Affiliate subject to the consent of Avici, which consent shall not be unreasonably withheld. Nortel may subcontract any of its obligations hereunder without Avici's consent.

17.4   WAIVER

     The failure of either party to enforce at any time or for any period of time any of the provisions of this Agreement shall not constitute a waiver of such provisions or the right of either party to enforce each and every provision.

17.5  GOVERNING LAW

     The rights and obligations arising under the Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and the federal laws of the United States applicable therein, without regard to its conflicts of law rules.

17.6  NOTICES
     (a) Any and all notices or other information required to be given by one of the parties to the other shall be deemed sufficiently given when forwarded by prepaid registered mail, overnight delivery service, cable, telegrams, facsimile, telex or hand-delivery to the other party at the following address:

     AVICI
     -----
     Avici Systems, Inc.
     101 Billerica Ave., Building 6
     North Billerica, MA
     01862
     Attention:  President and Chief Executive Officer

     NORTEL
     ------
     Northern Telecom Limited
     NSPaN Marketing Operations
     10 Brewer Hunt Way
     Kanata, Ontario, Canada
     K2K 2B5
     Attn:  Marketing Operations Manager
     P:  613-765-5989
     F:  613-763-9431

     With a copy of all legal notices to:
     Northern Telecom Limited
     8200 Dixie Road, Suite 100
     Brampton, Ontario
     L6T 5P6
     Attention:  Secretary
     Copy to:  Law Department

     and such notices shall be deemed to have been received five (5) business Days after mailing if forwarded by mail, and the following business Day if forwarded by telegram, telex, overnight service, facsimile or hand-delivery.

     (b) The aforementioned address of either party may be changed at any time by giving fifteen (15) business Days prior notice to the other party in accordance with the foregoing.

     (c) In the event of a generally prevailing labor dispute or other situation which will delay or impede the giving of notice by any such means, the notice shall be given by such specified mode as will be most reliable and expeditious and least affected by such dispute or situation.

17.7  EXPORT COMPLIANCE

     The rights and obligations of the parties may be subject to United States and Canadian laws and regulations governing the license and delivery of technology abroad by persons subject to the jurisdiction of the United States and Canada, including the Export Administration Act of 1979, as amended, and the Export Administration regulations issued by the U.S. Department of Commerce, International Trade Administration, Office of Export Administration. Each party shall not, directly or indirectly, export, reexport, or transmit technology, software, components, or products, in such manner as to violate such laws and regulations in effect from time to time to the extent that such laws are applicable to a party.

17.8  NAFTA

     17.8.1 Both parties shall perform all administrative actions required to qualify each Product sold under this Agreement for preferential treatment under the rules of any applicable trade treaty, including, without limitation, the North American Free Trade Agreement ("NAFTA"). If a Product qualifies under NAFTA, the parties shall prepare and distribute a NAFTA Certificate of Origin, and any other documents required. The parties shall respond to requests from the other party for information regarding any NAFTA Certificates of Origin and assist each other in resolving any eligibility issues.

     17.8.2 If a NAFTA Certificate of Origin is prepared for each shipment, each party shall: (a) retain the original NAFTA Certificates of Origin with appropriate backup documentation, (b) attach a copy of the NAFTA Certificate of Origin to the customs/shipping documents for the qualifying component or Product, and (c) mark the customs/shipping documents with the legend: "Copy of NAFTA Certificate of Origin attached." If a blanket NAFTA Certificate of Origin is prepared, the parties shall: (a) retain the original NAFTA Certificate of Origin with appropriate backup documentation,
     (b) mark the customs/shipping documents for the qualifying component or Product with the legend: "Copy of blanket NAFTA Certificate of Origin on file at Nortel's customs office in Milton, Ontario, Canada." and (c) mail copies of the NAFTA Certificate of Origin to the other party.

17.9.  U.N. CONVENTION CONTRACTS

     The parties agree that the U.N. Convention on Contracts for the International Sale of Goods (Vienna, 1980) and the 1974 Convention on the Limitation Period in the International Sale of Goods (the "1974 Convention") and the Protocol amending the 1974 Convention, done at Vienna April 11, 1980, shall not apply to this Agreement nor to any dispute or transaction arising out of this Agreement.

17.10 PUBLICITY

     Prior to the publication or use by a party hereto of any advertising, sale promotions, press releases or other publicity matters relating to the Products or this Agreement in which the names or logo of other party is mentioned or can be reasonably inferred, the party shall obtain the prior written consent of the other party. Such consent shall not be unreasonably withheld. Terms, conditions, and general terms of this Agreement shall be held in confidence by both parties and only disclosed as may be agreed to by both parties or as may be required to meet securities disclosure or export permit requirements or as may be otherwise required by applicable law. Neither party shall make public statements or issue publicity or media releases with regard to this Agreement or the relationship between the parties without the prior written approval of the other party, except as may be otherwise required by law or stock exchange regulations. Nothing herein shall prevent a party from disclosing the terms of this Agreement to potential investors (other than to any of the entities listed in Schedule C by Avici, except as necessary pursuant to a bona fide offer by such a party to purchase all or substantially all of the assets or shares of Avici) as reasonably required by such potential investors to evaluate a potential investment in, or purchase of assets of, such party, provided that such potential investor agrees in writing to keep such information in confidence and to use such information solely for purposes of evaluating the business and financial condition of such party.

17.11  FORCE MAJEURE

     Nortel shall not be responsible or liable to Avici for any delay or failure to perform hereunder if such delay or failure results from fire, explosion, labor dispute, earthquake, casualty or accident, lack or failure of transportation facilities, epidemic, flood, drought, or by reason of war, declared or undeclared, revolution, civil commotion, the act of a public enemy, blockade or embargo, act of God, any inability to obtain any requisite license, permit or authorization, or by reason of law, proclamation, regulation, ordinance, demand, or requirement of any government or by reason of any other cause whatsoever, whether similar or dissimilar to those enumerated, beyond the reasonable control of Nortel. With respect to labor disputes as described above, Nortel shall not be obligated to accede to any demands being made by employees or other personnel. All such causes will delay Nortel's performance hereunder for a period equal to the delay resulting from any such causes and such additional period as may be reasonably necessary to allow Nortel to resume its obligations.

17.12  ENTIRE AGREEMENT

     This Agreement and Schedules thereto set forth the entire agreement and understanding between the parties and supersede and cancel all previous negotiations, agreements, commitments and writings in respect of the subject matter hereof (except for the Activity Description, Schedule
     C.00100 6 and Avici Purchase Order No. 981492, dated April 1, 1999) and there are no understandings representations, conditions, warranties, express or implied, statutory or otherwise made or assumed by the parties, other than those expressly contained in this Agreement. Neither party shall be bound by any term, clause, provision or conditions save as expressly provided herein or as duly set forth on or subsequent to the date of this Agreement in writing signed by duly authorized officers of the parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement attested by the hands of their duly authorized representative on dates indicated below.
AVICI SYSTEMS INC.  NORTEL NETWORKS INC.


By: /S/ [Authorized Officer]          By:/s/Naser Partovi
                                         ----------------

                                    Naser Partovi
                                    -------------
Name (Print or Type)                Name (Print or Type)

Title:                                Title:V.P. Emerging Markets & Technologies
                                            ------------------------------------

Date:                                 Date:



                                  SCHEDULE A

                                 SPECIFICATIONS


          See Avici Module and Shelf File description attached hereto.

                                   SCHEDULE A

AVICI MODULE AND SHELF FILE DEFINITION
--------------------------------------

The stocklists below define the Nortel drawing numbers, with their vintage control Stream and Issue, for the Avici TSR Module and Shelf design.



[CONFIDENTIAL TREATMENT REQUESTED]/*/


---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

[CONFIDENTIAL TREATMENT REQUESTED]/*/




---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

                                   SCHEDULE B
                                     PRICES

Product                                                                   Price Per Product

       1.  Circuit Pack EMC Enclosure Piece Part Set                 $[CONFIDENTIAL TREATMENT REQUESTED]/*/

       2.  Assembly of Face Plate Portion of Circuit Pack EMC        a maximum of $[CONFIDENTIAL TREATMENT REQUESTED]/*/
           Enclosure Piece Part Set                                  for the first [CONFIDENTIAL TREATMENT REQUESTED]/*/ units*** a maximum of $[CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                     thereafter****
       3.  EMC Enclosure Shelf Assemblies(2 types)*                  $[CONFIDENTIAL TREATMENT REQUESTED]/*/
       4.  Backplane EMC Gasket Hardware Kit**                       $[CONFIDENTIAL TREATMENT REQUESTED]/*/

*Must be ordered in lots of [CONFIDENTIAL TREATMENT REQUESTED]/*/ units

**Must be ordered in lots of [CONFIDENTIAL TREATMENT REQUESTED]/*/ units


***Such [CONFIDENTIAL TREATMENT REQUESTED]/*/ units does not include the units ordered under Avici Purchase Order No. 981492, dated April 1, 1999, for which Avici shall pay the charges set out in such purchase order

****Avici shall be charged, via the applicable invoice, [CONFIDENTIAL TREATMENT REQUESTED]/*/


---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

                                   SCHEDULE C


[CONFIDENTIAL TREATMENT REQUESTED]/*/




11. Subsidiaries and affiliates (including parent corporations) of the foregoing



---------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.